EXHIBIT 10.12

NON-RECOURSE EXCEPTION GUARANTY

THIS NON-RECOURSE EXCEPTION GUARANTY (as the same may from time to time hereafter be modified, supplemented or amended, the "Guaranty") is made as of June 10, 2010 by INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation ("Guarantor"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, having a principal place of business and post office address at 127 Public Square, Cleveland, Ohio 44114 (the "Lender"), together with its respective successors and assigns.

RECITALS

A.

The Lender has agreed to make a loan (the "Loan") in the original principal sum of Fourteen Million and No/100 Dollars ($14,000,000.00) (the "Loan Amount") to INLAND DIVERSIFIED PORT ST LUCIE SQUARE, L.L.C., a Delaware limited liability company (the "Borrower").  The Loan is evidenced by a Promissory Note of even date herewith made by Borrower to the order of Lender in the original principal sum of Fourteen Million and No/100 Dollars ($14,000,000.00) (as the same may from time to time hereafter be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefore or replacement thereof, collectively, the "Note") or so much thereof as shall be advanced from time to time under the terms of the Loan Agreement (as hereinafter defined).  The Note bears interest at the rate and is payable in the manner provided therein.

B.

The Loan is secured by a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith (the "Mortgage") on Borrower's fee simple interest in certain real property located in St. Lucie County, Florida, together with all existing improvements constructed thereon, said property being more particularly described in said Mortgage (the "Property"), (the Note, this Guaranty, that certain Limited Payment Guaranty of even date herewith by Guarantor in favor of the Lender (the "Payment Guaranty"), that certain Loan Agreement of even date herewith among Borrower, Guarantor and Lender (the "Loan Agreement"), the Mortgage, that certain Environmental Indemnity Agreement of even date herewith made by Borrower and Guarantor and all other instruments or agreements by which the Loan is secured or evidenced are hereinafter collectively referred to as the "Loan Documents").  Capitalized terms used herein and not otherwise defined shall have the meanings given to the in the Loan Agreement.

C.

It is a condition of Lender's agreement to make the Loan that Guarantor enter into this Guaranty.

D.

Guarantor will derive material financial benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

E.

Lender has relied on the statements and agreements contained herein in agreeing to make the Loan.  The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by the Lender.

AGREEMENTS

NOW, THEREFORE, in order to induce the Lender to make the Loan to Borrower, Guarantor intending to be legally bound, hereby makes the following representations and warranties to the Lender, and hereby covenants and agrees with the Lender, as follows:

1.

Guarantor absolutely, unconditionally, and irrevocably guarantees to the Lender the punctual payment when due of the "Guaranteed Obligations" which means, collectively, the Partial Guaranteed Obligations (as hereinafter defined) and the Full Guaranteed Obligations (as hereinafter defined).  The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.  The term “Partial Guaranteed Obligations” shall mean any and all Losses (as hereinafter defined) paid, suffered or incurred by the Lender, directly or indirectly, on account of or in connection with any of the following:

(a)

Fraud or material or willful misrepresentation or gross negligence or willful misconduct by Borrower, Guarantor or any of their affiliates;

(b)

Any waste to or of the Property;

(c)

Failure to maintain and insure the Improvements and the Property in the manner required by the Loan Agreement and the Mortgage;

(d)

Any negligent or intentional application not permitted by the Loan Agreement by the Borrower of rents, security deposits or other proceeds or deposits received in connection with the Property;

(e)

Failure of Borrower to deliver to the Lender, to the full extent such security deposits should have been delivered to the Lender under the terms of the Mortgage and to the full extent of such security deposits otherwise misapplied, the security deposits controlled and/or held by Borrower for the Property;

(f)

Receipt by any Person holding a direct or indirect interest ownership interest in the Borrower of any money or property as a distribution of earnings or income by the Borrower if such distribution was prohibited under the terms of the Loan Agreement or any of the other Loan Documents;

(g)

Any transfer of a direct or indirect interest in the Property or in the Borrower prohibited under the terms of the Loan Agreement or any Loan Document;

(h)

Failure of Borrower to deliver to the Lender, to the full extent such proceeds should have been delivered to the Lender under the terms of the Loan Documents and to the full extent of such proceeds otherwise misapplied, the proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Property, or the proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property;

(i)

Any loss or damage to the Property, to the extent such loss or damage is not covered by insurance as described in the Loan Documents, but would have been so covered had Borrower furnished all insurance covering the Property as required by the Loan Documents;

(j)

Any loss of the Property due to forfeiture thereof or any portion thereof or interest therein as a result of any criminal or quasi-criminal activity by Borrower;

(k)

Failure of Borrower and Guarantor to deliver to Lender on or before the Agreement Execution Date lien, judgment, pending litigation, and tax lien searches performed in the State of Formation and County of Principal Business of Borrower; or

(l)

Any contest, delay or hindrance by Borrower or Guarantor of any action taken in accordance with the terms and conditions of the Loan Documents by the Lender in connection with the enforcement of security interest created by any of the Loan Documents, unless a court of final jurisdiction rules in favor of Borrower, in the contest of such action.

The term "Losses" includes any and all claims, suits liabilities (including, without limitation, strict liabilities), actions, proceedings, obligation, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement (including but not limited to reasonable attorneys' fees and other costs of defense).  The term "Full Guaranteed Obligations" shall mean all of the Obligations (as defined in the Loan Agreement) if a Full Recourse Event occurs.  The term "Full Recourse Event" shall mean any of the following: (a) a filing by Borrower of a bankruptcy petition or involuntary placement of Borrower into bankruptcy by Guarantor or an accountant, attorney or other representative of Guarantor, (b)  making by Borrower of an assignment for the benefit of creditors, (c) the appointment of a receiver of any property of Borrower in any action initiated by, or consented to, by Guarantor, or (d) any change of Control of the Borrower or Guarantor prohibited under the terms of the Loan Agreement or any Loan Document.

2.

Guarantor absolutely, irrevocably and unconditionally waives notice of acceptance of this Guaranty and notice of any payment, performance, liability or obligation to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of such liabilities under this Guaranty or any of the Loan Documents creating the Guaranteed Obligations and any suit or taking other action by the Lender, against, and any other notice to, any party liable thereon or any property which may be security therefore.

3.

The Lender, may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)

renew, alter or change the manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b)

sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof;

(c)

exercise or refrain from exercising any rights against Borrower or any other person (including any Guarantor) or otherwise act or refrain from acting with regard to the Loan Documents, Guaranteed Obligations or this Guaranty;

(d)

settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than the Lender;

(e)

apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower to Lender regardless of what liability or liabilities of Borrower remain unpaid;

(f)

consent to or waive any breach of or any act, omission or default under the Loan Documents or otherwise amend, modify or supplement any of such instruments or agreements; and/or

(g)

sell, convey or assign, whether into a securitized transaction or otherwise, all or any part of the Lenders' interest in this Guaranty and the Loan Documents as permitted under the Loan Agreement.

4.

No invalidity, irregularity or unenforceability of all or any part of the Loan Documents, the Guaranteed Obligations or this Guaranty, or of any security therefor, shall affect, impair or constitute a defense to this Guaranty.  This Guaranty is a direct and primary obligation fo Guarantor, and Guarantor's obligations hereunder are not as a surety.  This is an absolute, present and continuing guaranty of performance and completion and not of collection.

5.

(a)

Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of the Lender or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to the Lender by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor.  The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

(b)

In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever the Borrower or any subsequent owner of the collateral securing the Loan or the Guaranty is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such Indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other Indebtedness, at any time owing to the Lender under any of the Loan Documents.  Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of the Lender, in or to the collateral securing the Loan, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of participation being hereby expressly waived and released.

6.

Guarantor agrees that to the extent that Borrower makes a payment or payments to the Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the  obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made.

7.

Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

(a)

Guarantor is and, until the Guaranteed Obligations are fully performed and paid in full, will continue to (i) be a duly organized and validly existing entity in good standing under the laws of the state of its formation, (ii) be duly qualified as a foreign entity in each jurisdiction in which the nature of its business makes such qualification necessary or desirable, (iii) have the requisite power and authority to carry on its business as now being conducted, (iv) have the requisite power to execute, deliver and perform its obligations under this Guaranty, and (v) comply with the provisions of all of its organizational documents, and the Laws of the state of its formation.

(b)

The execution, delivery and performance of this Guaranty (i) are within the applicable powers of Guarantor; (ii) have been authorized by all requisite action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) does not and will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, operating or trust agreement, or other governing instrument of Guarantor, or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's assets is or may be bound or affected; (v) does not and will not result in the creation or imposition of any lien, charge, or encumbrance whatsoever upon any of Guarantor's assets; and (vi) does not and will not require any authorization or license from, or any filing with , any governmental authority or other body.

(c)

This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

8.

Guarantor is related and/or affiliated with Borrower, has personal knowledge of and is familiar with Borrower's business affairs, book s and records and has the ability to influence Borrower's financial decisions.

9.

Nothing herein contained shall in any manner affect the lien or priority of the Mortgage, and upon the occurrence and during the continuation of Default, the Lender may invoke any remedies it may have under this Guaranty or any of the other Loan Documents, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed and exhaustion of such remedy or remedies.  Guarantor hereby specifically waives any defense to its performance under this Guaranty based upon an election of remedies by the Lender, including but not limited to an election to foreclose by nonjudicial sale under any mortgage or security agreement and pursue any other remedy which destroys, lessens or otherwise affects such Guarantor's subrogation rights and/or its rights to reimbursement from or to proceed against Borrower or any other person, when resulting from the judicial or nonjudicial foreclosure (under any mortgage or security agreement) or the selling or otherwise disposing of or collecting or applying any property, real or personal, securing the Note, the obligations of Guarantor under this Guaranty, or otherwise.  The exercise by the Lender, of any such remedies shall not release or discharge Guarantor from its obligations hereunder unless and until the full amount of the Indebtedness evidenced by the Note and secured as aforesaid has been fully paid and satisfied, and any such release or discharge shall be subject to the provisions of Section 10 hereof.

10.

This Guaranty shall remain in full force and effect until all obligations of the Borrower and Guarantor under the Loan Documents have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws.  No delay on the part of the Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.  No waiver of any rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of Guarantor to the Lender, in any other respect at any other time.  This Guaranty and the rights and obligations of the Lender and of Guarantor hereunder shall be governed and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles and this Guaranty is binding upon Guarantor and Guarantor's permitted successors or assigns, and shall inure to the benefit of the Lender, and its successors or assigns; provided, however, that Guarantor may not, without the prior written consent of the Lender, assign any of Guarantor's rights, powers, duties or obligations hereunder.

11.

Guarantor acknowledges that copies of the Loan Documents have been made available to Guarantor and that Guarantor is familiar with their contents.  Guarantor affirmatively agrees that upon any transfer of title to the Property to another Affiliate of Guarantor, or any release of any portion of the Property effected in accordance with the provisions of the Loan Documents, or any transfer by any Lender of all or any portion of its interest in the Loan, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Guaranty, but Guarantor will do so upon request by the Lender.

12.

GUARANTOR AND THE LENDER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTIONS BROUGHT BY GUARANTOR OR THE LENDER IN CONNECTION WITH THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS GUARANTEED HEREBY, OR ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER.

13.

Each notice, consent, request or other communication under this Guaranty (each a "Notice") which any party hereto may desire or be required to give to the other shall be deemed to be adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case such notice shall be deemed to have been received three (3) business days following deposit to U.S. mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier.  All Notices shall be addressed to Guarantor at the address given on the signature page hereof, or to the Lender at the then current address set forth in the Loan Agreement, or to such other place as any party may by notice in writing to the other parties designate as a place for service of notice.

14.

If: (i) this Guaranty, the Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Note, the Loan Agreement, any of the Loan Documents, or any property securing the Obligations arising under the Note, the Loan Agreement and the other Loan Documents, then Guarantor shall pay to the Lender within thirty (30) days after written demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

15.

This Guaranty may not be modified except by a written instrument executed by the Lender and Guarantor.

(Signature on next page)

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President